jpalt2005s1termsheetprelim10

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT

Features of the Transaction

Preliminary Mortgage Pool(s) Data - 30 Year Conforming Balance NOO

			Pool 1	Pool 1	Pool 1	Pool 1	Pool 1
			Aggregate	SubGroup1	SubGroup2	SubGroup3	SubGroup4
- Offering consists of approximately 1,248mm of Senior Certificates.		Collateral Type	30Yr	5.5% Pass-Thru	6.0% Pass-Thru	6.5% Pass-Thru	7.5% Pass-Thru
expected to be rated AAA by at least 2 of the Rating Agencies;		Outstanding Principal Balance	555,277,724	94,052,640	236,169,778	182,089,915	42,255,962
S&P, Moody's, Fitch, DBRS		Number of Mortgage Loans	3092
- The Amount of Senior Certificates is approximate and may vary.		Average Original Balance	183,769	196,163	190,876	175,403	158,364
- Multiple groups of Mortgage Loans will collateralize the transaction.		Weighted Average Gross Coupon	6.440%	5.854%	6.268%	6.735%	7.45%
- There are approximately 3 Pools of Senior Certificates, Pools 1 consist of 4 SubGroups each which may vary, Pool 2 consists of 3 SubGroups		Weighted Average Maturity	357	355	356	357	358
		Weighted Average Seasoning	3	4	3	2	2
- The Credit Support for the Senior Certificates of Pools		Weighted Average Loan-to-Value	76%	73%	75%	79%	82%
1, 2 & 3 is Cross-Collateralized with respect to losses.		Weighted Average FICO Score	708	715	709	703	703
		Geographic Distribution	CA(10%),FL(10%) CA(12%),NJ(9%) CA(13%),)NY(9%FL(12%),GA(11%)
		Owner Occupied	80%	88%	88%	75%	37%
		Purpose-Cash Out	28%	32%	34%	21%	16%
		Interest Only	43%	16%	37%	60%	63%
		Primary Servicer	Suntrust(37%)
		Other Servicers	Chase Mortgage(36%),Cendant Mortgage(27%)
Key Terms		Preliminary Mortgage Pool(s) Data - 30 Year Jumbo Balance
Issuer :	J.P. Alternative Loan Trust		Pool 2	Pool 2	Pool 2		Pool 2
Underwriter :	J.P.Morgan Securities, Inc.		Aggregate	SubGroup1	SubGroup2		SubGroup3
Depositor :	J.P. Morgan Acceptance Corp. I	Collateral Type	30Yr	5.5% Pass-Thru	6.0% Pass-Thru		7.5% Pass-Thru
Master Servicer:	Wells Fargo	Outstanding Principal Balance	722,509,707	128,429,158	448,386,559		144,675,845
Trustee:	Wachovia Bank	Number of Mortgage Loans	1615
Type of Issuance:	Public	Average Original Balance	467,320	506,383	463,164		451,138
Servicer Advancing:	Yes, Subject to Recoverability.	Weighted Average Gross Coupon	6.454%	5.845%	6.466%		6.965%
Compensating Interest:	Paid, But Capped.	Weighted Average Maturity	356	356	356		356
Clean-Up Call / Optional Termination:	5% clean-up call (aggregate portfolio)	Weighted Average Seasoning	4	4	4		4
Legal Investment:	The Senior Certificates are	Weighted Average Loan-to-Value	72%	67%	72%		78%
	SMEEA Eligible at Settlement.	Weighted Average FICO Score	716	723	715		713
ERISA Eligible:	The Senior Certificates are	Geographic Distribution	CA(24%),FL(19%) CA(31%),NY(14%) CA(23%),FL(19%) FL(24%),CA(17%)
	ERISA eligible subject to limitations set	Owner Occupied	84%	91%	84%		80%
	forth in the final prospectus supplement.	Purpose-Cash Out	35%	33%	37%		31%
Tax Treatment:	REMIC	Interest Only	9%	2%	9%		14%
Structure:	Senior/Subordinate w/ Shifting Interest	Primary Servicer	Chase Mortgage(73%)
	and Subordinate Certificate Prepayment Lockout	Other Servicers	Suntrust(16%),Cendant Mortgage(11%)
Expected AAA Subordination:	5.5% +/- .50%
Rating Agencies:	At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration:	Senior Certificates - DTC
Time Table (approximate)			JPMSI Whole Loan Trading Desk
Expected Settlement	11/30/05		John Horner
Cut-Off Date First Distribution Date	11/1/05 12/27/05		Dan Lonski Ruslan Margolin			212-834-2499
Distribution Date	25th or Next Business Day		Marc Simpson

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AN D PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME .THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED THIS COMMUNICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT .INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL , ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX ,BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon  information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such,  no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not  be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods  shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically  affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. –All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the  specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or  affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT

Features of the Transaction		Preliminary Mortgage Pool(s) Data - 30 Year Conforming Balance NOO
			Pool 3
- Offering consists of approximately 1,248mm of Senior Certificates.			Aggregate
expected to be rated AAA by at least 2 of the Rating Agencies;		Collateral Type	30Yr NOO
S&P, Moody's, Fitch, DBRS		Outstanding Principal Balance	43,638,653
- The Amount of Senior Certificates is approximate and may vary.		Number of Mortgage Loans	409
- Multiple groups of Mortgage Loans will collateralize the transaction.		Average Original Balance	107,431
- There are approximately 3 Pools of Senior Certificates, Pools 1		Weighted Average Gross Coupon	5.723%
consist of 4 SubGroups each which may vary, Pool 2 consists of 3 SubGroups		Weighted Average Maturity	176
- The Credit Support for the Senior Certificates of Pools		Weighted Average Seasoning	4
1, 2 & 3 is Cross-Collateralized with respect to losses.		Weighted Average Loan-to-Value	65%
		Weighted Average FICO Score	739
		Geographic Distribution	FL(18%),TX(12%)
		Non Owner Occupied	100%
		Purpose-Cash Out	34%
		Interest Only	0%
		Primary Servicer	Chase
Key Terms Issuer : J.P. Alternative Loan Trust Underwriter : J.P.Morgan Securities, Inc.
Depositor : J.P. Morgan Acceptance Corp. I
Master Servicer: Wells Fargo
Trustee: Wachovia Bank
Type of Issuance: Public
Servicer Advancing: Yes, Subject to Recoverability.
Compensating Interest: Paid, But Capped.
Clean-Up Call / Optional Termination: 5% clean-up call (aggregate portfolio)
Legal Investment: The Senior Certificates are
SMEEA Eligible at Settlement.
ERISA Eligible: The Senior Certificates are
ERISA eligible subject to limitations set
forth in the final prospectus supplement.
Tax Treatment: REMIC
Structure: Senior/Subordinate w/ Shifting Interest
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination: 5.5% +/- .50%
Rating Agencies: At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration: Senior Certificates - DTC
Time Table (approximate)			JPMSI Whole Loan Trading Desk
Expected Settlement	11/30/05	John Horner
Cut-Off Date First Distribution Date	11/1/05 12/27/05	Dan Lonski Ruslan Margolin	212-834-2499
Distribution Date	25th or Next Business Day	Marc Simpson

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AN D PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME .THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED THIS COMMUNICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT .INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL , ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX ,BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon  information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such,  no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not  be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods  shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically  affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. –All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the  specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or  affiliate in their home jurisdiction unless governing law permits otherwise.

CHASE SECURITIES

Deal Summary Report	jpalt05s1b
Assumptions	Collateral
Settlement	30-Nov-2005	Prepay	100 PPC	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Dec-2005	Default	0 CDR	$1,321,426,084.48	6.424	350	3	4.35
Recovery	0	months
Severity	0%
Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name	Window	Life	bp	%	Int(M)	(MM)	Date
POOL1	524,737,449.40	6.190	12/05 - 09/35	4.09	01-Nov-05	WAC
SUBS	72,678,434.64	6.174	12/05 - 10/35	10.08	01-Nov-05	WAC
POOL2	682,771,673.21	6.204	12/05 - 10/35	4.00	01-Nov-05	WAC
POOL3	41,238,527.23	5.473	12/05 - 08/20	3.31	01-Nov-05	WAC
Yield Curve	swap curve
Mat 3MO 6MO 2YR 5YR 10YR 30YR	3mo 6mo 1yr 2yr 3yr 4yr 5yr 7yr
Yld 3.780 4.132 4.269 4.350 4.491 4.712	4.165 4.350 4.571 4.694 4.752 4.780 4.825 4.890

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. THIS COMMUNICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.